Supplement dated December 29, 2005

to the Statement of Additional Information

of Pearl Mutual Funds dated May 1, 2005

Effective January 1, 2006 Dr. James P. Stein will become the Chairman of the Board of the Trust, as approved by the Board of Trustees.